DELTA WOODSIDE INDUSTRIES, INC. & DELTA MILLS, INC.
                    AMENDMENT OF CERTAIN RIGHTS AND BENEFITS
               RELATING TO STOCK OPTIONS AND DEFERRED COMPENSATION

     This Amendment of Certain Rights and Benefits Relating to Stock Options and Deferred Compensation (this "Agreement") is entered into as of the ____ day of June, 2000 by and between Delta Woodside Industries, Inc. ("DWI"), Delta Mills, Inc. ("Delta Mills") and the undersigned individual ("Participant").

WHEREAS, the Participant currently holds options (the "Stock Options") to purchase the common stock of DWI and/or is entitled to accrued but unpaid benefits under the Delta Woodside Group Deferred Compensation Plan for Key Managers (the "Deferred Compensation");

WHEREAS, DWI proposes to consummate a corporate reorganization (the "Reorganization") whereby DWI will distribute to its shareholders all of the stock of Delta Apparel, Inc. ("Delta Apparel") and Duck Head Apparel Company, Inc. ("Duck Head");

WHEREAS, to facilitate the Reorganization, DWI and Delta Mills desire to have the Participant agree to certain modifications of the terms and conditions governing the Stock Options and the Deferred Compensation;

WHEREAS Participant hereby agrees to such modifications in return for new rights with respect to the Stock Options and Deferred Compensation to which the Participant was not previously entitled;

NOW THEREFORE, in consideration of the mutual covenants and representations made herein, the parties agree as follows:

A.  AMENDMENT  OF  STOCK  OPTIONS.
    ------------------------------

1. VESTING AND EXERCISE. Any and all of the Stock Options that were not fully vested and exercisable immediately prior to the date of this Agreement are fully vested and exercisable as of the date of this Agreement.

2. NO ADJUSTMENT FOR REORGANIZATION; LOSS OF ABILITY TO RECEIVE DELTA APPAREL AND DUCK HEAD STOCK. Notwithstanding any stock option grant letter or agreement, the terms of the Delta Woodside Industries, Inc. Stock Option Plan, or the terms of any other agreement or understanding, no adjustment shall be made on account of the Reorganization to the stock and other property that the Participant is entitled to receive upon the exercise of a Stock Option. Therefore, if the Participant exercises a Stock Option after the record date of the distribution
                                      -----
by  DWI  to  its  shareholders  of the stock of Delta Apparel and Duck Head (the
"Record Date"), the Participant will not be entitled to receive any shares of the common stock of Delta Apparel or Duck Head and shall be entitled to receive only the same number of shares of common stock of DWI that the Participant would have received if the Participant had exercised the Stock Option prior to the Reorganization.
     Assuming consummation of the Reorganization, if the Participant exercises a Stock Option on or prior to the Record Date, the Participant will be entitled to receive a distribution of Delta Apparel common stock, Duck Head common stock and/or cash for fractional shares with respect to the shares of DWI common stock acquired pursuant to such exercise on the same terms and conditions applicable to all other persons holding DWI common stock on the Record Date.


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3.  OTHER TERMS REMAIN IN EFFECT. Except to the extent expressly amended by this
Agreement, the Stock Options shall remain subject to all of the terms and conditions applicable to them immediately prior to the execution of this Agreement.

B. AMENDMENT OF TERMS APPLICABLE TO DEFERRED COMPENSATION BENEFITS ACCRUED PRIOR
   -----------------------------------------------------------------------------
TO REORGANIZATION
-----------------

1. ADDITIONAL TRIGGER EVENT. For purposes of the Delta Woodside Group Deferred Compensation Plan for Key Managers (the "Plan"), the following described date shall constitute a Trigger Event under the Plan with respect to Participant's benefits accrued under the Plan prior to the effective date (and not the record date) of the distribution by DWI to its shareholders of the stock of Delta Apparel and Duck Head (the "Reorganization Date"):

     The last day of a fiscal quarter of Delta Mills if on such date, and on the last day of each of the three immediately preceding fiscal quarters, Available Cash is and was, as the case may be, less than 150% of the Aggregate Deferred Compensation Liability.

     "Available Cash" means Delta Mills' cash, cash equivalents and readily marketable securities plus any funds available to Delta Mills pursuant to any and all existing credit facilities, less accrued interest (not including any amounts that represent Interest Equivalent (as defined in the Plan) under the
Plan).

     "Aggregate Deferred Compensation Liability" means the sum of the Lump Sum Deferral Account (as defined in the Plan) and Installment Deferral Account (as defined in the Plan) balances for all Plan participants, as adjusted in accordance with Article III of the Plan as of the Adjustment Date (as defined in the Plan) occurring on, or the last Adjustment Date occurring prior to, the date of the Trigger Event.

2. ONE-TIME CASH OUT ELECTION. Notwithstanding the terms of the Plan, Participant may elect to receive a lump sum payment of all or a portion of the Participant's vested benefits under the Plan accrued as of the Reorganization Date; provided that (i) such election must be made in writing on a form provided by the Plan administrative committee and (ii) such election form must be submitted to the administrative committee no later than June 12, 2000. Such lump-sum payment shall be made to the Participant as soon as reasonably feasible after the Reorganization Date.

3. ELECTION TO CHANGE PAYMENT METHOD. Notwithstanding the terms of the Plan, Participant may elect to change his or her method-of-payment election with respect to all or a portion of the Participant's benefits accrued under the Plan prior to the Reorganization Date and the methods of payment among which the Participant may choose shall include the lump sum, installment payment and level-payment installment payment options as described in the Plan as amended and restated effective on or about the Reorganization Date. I have reviewed a copy of the Plan, as amended and restated. Such election must also be made on a form provided by the Plan administrative committee and submitted no later than June 12, 2000.

4. RELEASE OF OTHER DWI COMPANIES FROM LIABILITY FOR DEFERRED COMPENSATION BENEFITS. Participant releases any and all natural persons and legal entities other than DWI and Delta Mills from any and all obligations and liabilities that currently exist or may arise in connection with Participant's benefits accrued prior to the Reorganization Date under the Plan (whether under its terms as currently amended or as amended from time to time at any time prior to the date of this Agreement). DWI and Delta Mills agree to assume all such liabilities. Participant understands that this release relieves all other DWI subsidiaries (other than Delta Mills) of their current joint and several obligations to pay all or a portion of the Participant's benefits accrued under the Plan.


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5.  OTHER  TERMS  REMAIN  IN  EFFECT.  Except  as  such terms and conditions are expressly amended by this Agreement, Participant's benefits accrued under the Plan shall remain subject to all of the terms and conditions applicable to such benefits immediately prior to the execution of this Agreement.

C.  OTHER  TERMS.
    -------------

1. THIRD-PARTY BENEFICIARIES. The parties to this Agreement specifically intend for any and all beneficiaries of the release set forth in Section B.4. to be third-party beneficiaries of this Agreement, entitled to enforce the terms of this Agreement against any party signing the Agreement.

2. REVIEW OF INFORMATION REGARDING THE REORGANIZATION AND ITS EFFECTS. Participant acknowledges that (i) Participant has had the opportunity to review recent financial statements of Delta Woodside Industries, Inc. reflecting the effects of the spin-off of Delta Apparel, Inc. and Duck Head Apparel Company, Inc. and (ii) Participant has had the opportunity to ask the management of Delta Woodside Industries, Inc. and its subsidiaries for any additional information that Participant desired in order to make a fully informed decision with respect to signing this Agreement, exercising Stock Options and making the various elections permitted by this Agreement with respect to Participant's benefits under the Plan.

3. NO REPRESENTATIONS REGARDING TAX CONSEQUENCES. Neither DWI nor Delta Mills nor Delta Apparel nor Duck Head nor any other subsidiary or affiliate of DWI make any representation as to the tax consequences to the Participant of any decision the Participant may make regarding the exercise of any Stock Options or making any of the elections permitted by this Agreement with respect to Participant's benefits under the Plan. The Participant understands that he or she should consult with the Participant's personal tax advisor if the Participant wishes to receive any assurances regarding such tax consequences.

4. ENTIRE AGREEMENT; AMENDMENT. This Agreement is the entire agreement between the parties with respect to the subject matter addressed herein, and supersedes any prior or contemporaneous oral or written agreements or understandings. This Agreement may not be amended except by written amendment duly executed by the party against whom such amendment is to be enforced.

5. GOVERNING LAW. This Agreement shall be governed by the law of South Carolina without regard to the application of the principles of conflicts of laws.

Executed  as  of  the  date  first  above  written.

 DELTA  WOODSIDE  INDUSTRIES,  INC.               DELTA  MILLS,  INC.

By:__________________________________        By:_______________________________
Name:________________________________        Name:_____________________________
Title:_______________________________        Title:____________________________



PARTICIPANT

__________________________________
By:_______________________________


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                                    EXHIBIT A
                       DEFERRED COMPENSATION ELECTION FORM

     This form may be used by Participant to make those elections regarding deferred compensation benefits permitted under Sections B.2 and B.3 of the Delta Woodside Industries, Inc. & Delta Mills, Inc. Amendment of Certain Rights and Benefits Relating to Stock Options and Deferred Compensation (the "Amendment").

Participant's  Name:_____________________         Date:__________________

1. CASH OUT ELECTION. Mark one option. Fill in any required information. If this form is returned without any selection being marked, Participant will be deemed to have elected not to receive any portion of Participant's accrued deferred compensation benefits under the Delta Woodside Group Deferred Compensation Plan for Key Managers (the "Plan")

     a. _____ I elect to receive $______________ of my vested benefits under the Plan. [Fill in the desired dollar amount. If the amount specified exceeds Participant's total vested benefits, Participant will be deemed to have elected to receive the entire amount of Participant's vested benefits.]
     b. _____ I elect to receive _______________% of my vested benefits under the Plan. [Fill in the desired percentage.]
     c.  _____  I  do  not  wish  to  receive  any  of  my  vested  benefits.

2. ELECTION TO CHANGE PAYMENT METHOD. Mark one option. Fill in any required information. If this form is returned without any selection being marked, Participant will be deemed to have elected not to change the form of payment with respect to any of Participant's benefits.

     a. _____ I elect to change the form(s) in which my benefits will ultimately be payable to me in the event that I receive a distribution on account of retirement, disability or death. [Fill in percentage of benefits to be paid out in each form of payment.]

          (i) _____% lump sum payment as described in Section 5.1(a)(i) of the amended and restated Plan.
          (ii) _____% installment payments as described in Section 5.1(a)(ii)(A) of the amended and restated Plan.
          (iii)  _____%  level-payment  installment  payments  as  described  in
Section  5.1(a)(ii)(B)  of  the  amended  and  restated  Plan.

     b. _____ I do not wish to change the form(s) of payment that I have previously selected.


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